UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	PCYG	Nasdaq Capital Market

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2019, Mr. Peter J. Larkin was appointed to serve on the Board of Directors (the “Board”) of Park City Group, Inc. (the “Company”). Mr. Larkin was appointed as a director of the Company following the retirement of Austin F. Noll, Jr. as a director of the Company, effective August 29, 2019. Mr. Larkin was deemed to be an “independent director,” as such term is defined in Rule 5605 of the listing rules of the Nasdaq Stock Market and was also appointed as a member of the Board’s Audit Committee and Corporate Governance and Nominating Committee effective that same day. A copy of the press release announcing Messrs. Larkin and Noll’s appointment and retirement, respectively, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Mr. Larkin, age 65, is the former President and Chief Executive Officer of the National Grocers Association (“NGA”), a national trade association representing the retail and wholesale grocers that comprise the independent sector of the food distribution industry and the not-for-profit NGA Foundation where he served from 2010 until his resignation effective September 1, 2019. Prior to that, Mr. Larkin served as President of Larkin Public Affairs from 2007 to 2010, as President and Chief Executive Officer for the California Grocers Association from 1996 to 2007 and in several positions within the food service industry in state and governmental affairs between 1976 to 1988, including serving as Vice President of State Government Relations and Environmental Affairs with the Food Marketing Institute from 1989 to 1996. Mr. Larkin holds a B.A. degree in Political Science from the University of Vermont and has served as a director and advisory board member with various industry-related companies and organizations throughout his career spanning over four decades.

There are no arrangements or understandings between Mr. Larkin and any other person pursuant to which he was selected as a director, and Mr. Larkin is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

Date: September 4, 2019	By:	/s/ Edward L. Clissold
Edward L. Clissold
General Counsel